Exhibit 10.6

AMENDMENT TO ANTIBODY DISCOVERY AND OPTION AGREEMENT

This Amendment To Antibody Discovery And Option Agreement (“Amendment”) is entered into and effective as of November 10, 2022 (the “Amendment Effective Date”), by and between Paragon Therapeutics, Inc., a company organized under the laws of the State of Delaware (“Paragon”), having its principal place of business at 221 Crescent Street, Building 17, Suite 102B, Waltham, MA 02453, and Apogee Therapeutics, Inc. (“Apogee”), a company organized under the laws of Delaware, having its principal place of business at 2001 Market St., Suite 2500, Philadelphia, PA 19103. Paragon and Apogee are also referred to herein individually as a “Party”, or collectively as the “Parties.” Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings given to them in the Agreement (as defined below).

RECITALS

Whereas, Paragon and Apogee are parties to that certain Antibody Discovery and Option Agreement, dated as of February 24, 2022 (the “Agreement”);

Whereas, pursuant to Section 2.1(a) of the Agreement, Paragon and Apogee now desire to amend the Agreement to include an additional Selected Target.

Now Therefore, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.            Exhibit A is hereby amended by adding “OX40L” at the end of Exhibit A, and the Parties agree that OX40L shall be a Selected Target. The Parties acknowledge and agree that the Research Program for OX40L commenced prior to the Amendment Effective Date, and the terms and conditions of the Agreement, as amended herein, shall apply to work under such Research Program that was conducted prior to the Amendment Effective Date.

2.            The Parties are hereby deemed to have agreed on Research Plans for IL4Ra, IL13, and OX40L in accordance with the process and timing required by Section 2.1(b) of the Agreement. The Research Plan for OX40L is attached hereto as Appendix 1.

3.            Except as explicitly provided in this Amendment, the Agreement shall continue in full force and effect in accordance with its terms. No subsequent alteration, amendment, change or addition to this Amendment shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

4.            This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to conflicts of laws principles.

5.            This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Agreement may be executed by facsimile, electronic or PDF signatures, which signatures shall have the same force and effect as original signatures.

6.            This Amendment, the Appendix, together with the Agreement and all Exhibits thereto (each as amended herein), sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter.

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In Witness Whereof, the Parties hereto have executed this Amendment to Antibody Discovery and Option Agreement as of the Amendment Effective Date.

Paragon Therapeutics, Inc.		Apogee Therapeutics, Inc.

By:	/s/ Evan Thompson	By:	/s/ Michael Henderson
Name:	Evan Thompson	Name:	Michael Henderson
Title:	COO	Title:	CEO
Date:	11/10/2022	Date:	11/10/2022

Appendix 1

OX40L Research Plan

Antibody Discovery

•	Immunization of Alloy ATX-GK CROSS Mice for Hybridoma Fusions

•	Cohort 1 — Homologous Vaccination

•	Recombinant Human OX40L-His (ECD)

•	Cohort 2— Heterologous Vaccination

•	Recombinant Human OX40L-His (ECD)

•	Human OX40L DNA (Full-Length)

•	Immunization of Alloy ATX-GK CROSS Mice for Single B-Cell Screening

•	Cohort 3— Heterologous Vaccination

•	Recombinant Human OX40L-His (ECD)

•	Human OX40L DNA (Full-Length)

In Vitro Assay Development

•	Validation of benchmark antibodies and commercial antigens (hOX40 and hOX40L)

•	Generation of hOX40L expressing cell lines to evaluate cell binding

•	Optimization of receptor-blocking assays (ELISA and FACS) and reporter assays

Ex Vivo Assay Development

•	Optimization of human PBMC and/or primary CD3+ T-cell assays for OX40L inhibition by cytokine release and other relevant immunological read-outs

Hit ID

•	KD by SPR and binning against amlitelimab

•	Aiming KD < 1 nM

•	Sequencing conducted in parallel

High-Throughput Screening

•	Reproduce up to 48 hits recombinantly formatted with half-life extension, as determined by best affinities and sequences with least potential liabilities determined from Hit ID

•	Run up to 48 hits in Tier I Pharmacology and Developability assays

•	Proceed with up to 24 best candidates in Tier II Pharmacology and Developability assays

DC Selection

•	Proceed with short-list for Tier III Developability/Pre-Manufacturability and ex vivo assays.

•	Conduct NHP PK studies with lead candidates to confirm PK extension.